                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 23, 2004
                                                  -----------------

                          BECTON, DICKINSON AND COMPANY
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New Jersey
-------------------------------------------------------------------------------
                   (State or Other Jurisdiction of Incorporation)

                001-4802                                 22-0760120
-------------------------------------------------------------------------------
        (Commission File Number)             (IRS Employer Identification No.)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
-------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)

                             (201) 847-6800
-------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code


                                   N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On November 23, 2004, members of BD's management were granted certain equity-based compensation awards, the terms of which are attached hereto as Exhibit A.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 23, 2004, Gary A. Mecklenburg was elected to the BD Board of Directors. Mr. Mecklenburg has been appointed to the Audit Committee and the Corporate Governance and Nominating Committee of the Board.

Mr. Mecklenburg is the President and Chief Executive Officer of Northwestern Memorial HealthCare in Chicago, Illinois. During BD's 2004 fiscal year, sales of BD to Northwestern Memorial HealthCare were approximately $2.2 million.

Item 7.01     Regulation FD Disclosures.

On November 23, 2004, BD issued a press release announcing an increase in BD's quarterly dividend and the authorization of a share repurchase program. A copy of the press release is furnished as Exhibit B hereto.

Item 9.01     Financial Statements and Exhibits.

     Exhibit A     Terms of Awards under 2004 Employee and Director Equity-Based
                   Compensation Plan.

     Exhibit B     Press release dated November 23, 2004, furnished pursuant
                   to Item 7.01.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Dean J. Paranicas
                                               --------------------------------
                                                   Dean J. Paranicas
                                                   Vice President, Corporate
                                                   Secretary and Public Policy


Date: November 23, 2004

                                INDEX TO EXHIBITS
                                -----------------


   Exhibit
   Number        Description of Exhibits
   ------        -----------------------
   99.1          Press release dated November 23, 2004